                                                                EXHIBIT 10.2.23

            SCHEDULE OF MATERIAL DIFFERENCES AMONG PERCENTAGE LEASES

                  The following lists of material differences between the Percentage Lease filed as Exhibit 10.2 and the Percentage Lease identified by the Exhibit number below and is being filed pursuant to Instruction 2 to Item 601 of Regulation S-K.

Exhibit                                                             Annual Base              Percentage Rent
Number            Percentage Lease Description                         Rent                     Formula
------            ----------------------------                      -----------          ---------------------
10.2.23           Lease Agreement dated as of October 29,            $300,000            30.0% of room revenue
                  1997 by and between Sunstone Hotel Investors,                          up to $83,333, plus
                  L.P. as lessor and Sunstone Hotel Properties,                          61.5% of room revenue
                  Inc., as lessee, for the Holiday Inn                                   in excess of $83,333
                  located in Flagstaff, Arizona                                          plus 5% of food and
                                                                                         beverage revenue, plus
                                                                                         100% of sublease and
                                                                                         concession revenue and
                                                                                         other net revenues.